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                                                                    Exhibit 23.3


               [NETHERLAND, SEWELL & ASSOCIATES, INC. LETTERHEAD]

                CONSENT OF NETHERLAND, SEWELL & ASSOCIATES, INC.

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and related prospectus of our report dated December 31, 2000, that was utilized as a basis for VAALCO Energy, Inc.'s Form 10-KSB for the year ended December 31, 2000, and to all references to our Firm included in the prospectus related to this Registration Statement.

                           NETHERLAND, SEWELL & ASSOCIATES,
                           INC.


                           By: /s/ D. Bruce Cox
                              ------------------------------
                           Name: D. Bruce Cox
                                ----------------------------
                           Title: Vice President
                                 ---------------------------
Houston, Texas
August 16, 2001